SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

TEKNOWLEDGE CORPORATION
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     4)   Title of each class of securities to which transaction applies:

     5)   Aggregate number of securities to which transaction applies:

     6) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     7)   Proposed maximum aggregate value of transaction:

     8)   Total fee paid:

[_]  Fee paid previously with Preliminary Materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

August 14, 2001

Dear Stockholder:

     You may be aware that Teknowledge Corporation recently changed its outside accountants from Arthur Andersen to Grant Thornton effective July 26, 2001. Since this change took place after our 2001 Annual Stockholders Meeting proxy materials were mailed to you, we have replaced the name of Arthur Andersen with Grant Thornton in the supplement to such proxy materials (enclosed) under Proposal 2: "Ratification of Selection of the Company's Independent Public Accountants." Your vote is important to us, so we request that you complete and sign the enclosed Proxy card and return it to us in the envelope provided.

     Thanks for your attention to this matter.


Sincerely,

/s/ Dennis Bugbee

Dennis Bugbee
Secretary

                             TEKNOWLEDGE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 24, 2001

     The 2001 Annual Meeting of the Stockholders of Teknowledge Corporation (the "Company") will be held on Friday August 24, 2001 at 10:00 a.m., local time, at the executive offices of the Company, located at 1810 Embarcadero Road, Palo Alto, California 94303 for the following purposes:

     1. To elect two Class I Directors of the Company to serve for a three-year term;

     2. To ratify the selection of Grant Thornton LLP as independent public accountants for the Company for the fiscal year ending December 31, 2001;

     3. To transact such other business as may properly come before the 2001 Annual Meeting and any and all adjournments and postponements thereof.

     The Board of Directors has fixed the close of business on June 15, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the 2001 Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the 2001 Annual Meeting is available for inspection at the Company's executive offices. Stockholders may examine the list during ordinary business hours in the 10-day period prior to the meeting. The list will also be available for inspection at the meeting for any purpose relating to the meeting.

     YOU ARE URGED TO COMPLETE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.


                                                    THE BOARD OF DIRECTORS

                                                    /s/ D. A. Bugbee

                                                    By: D. A. Bugbee
                                                    Secretary

Palo Alto, California
August 3, 2001

                             TEKNOWLEDGE CORPORATION
                                PROXY SUPPLEMENT

     The following materials supplement and amend the proxy statement mailed to stockholders of Teknowledge Corporation on or about August 3 2001 in connection with our 2001 Annual Meeting of Stockholders (the "Proxy Statement").

     The following shall substitute and replace in its entirety the section titled "Proposal 2" of the Proxy Statement:

"PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the accounting firm of Grant Thornton LLP as independent public accountants to examine and report upon the Company's consolidated financial statements for the year ended December 31, 2001, and has directed that this selection be submitted to the stockholders for ratification at the 2001 Annual Meeting. Grant Thornton LLP has acted in such capacity since its appointment as the Company's independent public accountants on July 26, 2001. Stockholder ratification of the selection of Grant Thornton LLP as the Company's independent public accountants is not required by the By-Laws or otherwise. If the stockholders do not ratify the selection of Grant Thornton LLP, the Board of Directors will reconsider the selection of independent public accountants for the Company. The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by Arthur Andersen LLP, the Company's prior independent public accountants.

      Audit Fees                                                        $117,700
      Financial Information Systems Design & Implementation Fees              --
      All Other Fees                                                     $19,250

     The Finance and Audit Committee has considered the role of Arthur Andersen LLP in providing consulting, tax services and other non-audit services to the Company in 2000 and has concluded that such services were compatible with Arthur Andersen's independence as the Company's auditors. Prior to its appointment on July 26, 2001, Grant Thornton LLP had never performed any audit, accounting or other services to the Company.

     Representatives of Grant Thornton LLP are expected to be present at the 2001 Annual Meeting and will have the opportunity to make a statement if they desire. The representatives will also be available to respond to appropriate questions from the stockholders. The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum representing a majority of all the attending shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal.

Board Recommendation

The Board of Directors recommends that the Company's stockholders vote "FOR" the ratification of the selection of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

                    REPORT OF THE FINANCE AND AUDIT COMMITTEE

     The Finance and Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Arthur Andersen is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

     The Finance and Audit Committee consists of three directors each of whom, in the judgment of the Board, is an "independent director" as defined in the listing standards for The Nasdaq Stock Market. The Finance and Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

     The Committee has discussed and reviewed with the auditors all matters required to be discussed Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Arthur Andersen, with and without management present, to discuss the overall scope of Arthur Andersen's audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

     The Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

     Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

FINANCE AND AUDIT COMMITTEE

Larry E. Druffel
Robert T. Marsh (Chairman)
James C. Workman

Changes in Registrant's Certifying Accountant

(a) As of July 26, 2001, the Company terminated its engagement of Arthur Andersen LLP as its independent public accountants and auditors effective immediately. The decision to replace Arthur Andersen LLP as the Company's accountants and auditors was approved by the Audit Committee of the Company's Board of Directors.

The report of Arthur Andersen LLP for the fiscal years ended December 31, 2000 and 1999, contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2000 and 1999 and the interim period from January 1, 2001 through July 26, 2001, there were no disagreements between the Company and Arthur Andersen LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the subject matter of the disagreement in connection with their report. No event described in paragraph (a) (1) (v) of Item 304 of Regulation S-K has occurred within the Company's fiscal years ending December 31, 2000 and 1999, or the interim period from January 1, 2001 through July 26, 2001.

(b) On July 26, 2001, the Company appointed Grant Thornton LLP as the Registrant's independent public accountants and auditors, effective immediately. The decision to appoint Grant Thornton LLP as the Company's independent public accountants and auditors was approved by the Audit Committee of the Registrant's Board of Directors.

Prior to its engagement, the Company did not consult with Grant Thornton LLP on any matter that was the subject of any disagreement or any reportable event (as defined in Item 304(a)(1)(iv) of Regulation S-K) or on the application of accounting principles to a specified transaction, either completed or proposed."

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
--------------------------------------------------------------------------------
         Please mark
         votes as in
         this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no directions are specified, this Proxy will be voted FOR Proposals 1 and 2.

1. Election of Directors:

The Board has nominated Dr. Larry E. Druffel and James C. Workman as Class I directors to serve a term of three years or until his successors are duly elected and qualified.

                                      For         Withhold
Nominee: Dr. Larry E. Druffel         [_]           [_]

                                      For         Withhold
Nominee: James C. Workman             [_]           [_]


2. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

                                      For         Against        Abstain
                                      [_]           [_]            [_]


--------------------------------------------------------------------------------

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as the name(s) appear on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign the Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation holds shares of stock, the president or other authorized officer, on behalf of the corporation, should execute the Proxy. If a partnership, the Proxy should be executed in the partnership name by an authorized individual.


Signature: _______________       Date __________

Signature: _______________       Date __________

                   Mark Here
                   For Address
                   Change and
                   Note Below.

Please complete, date, sign and mail this proxy in the enclosed postage prepaid envelope.

                             TEKNOWLEDGE CORPORATION
                              1810 Embarcadero Road
                           Palo Alto, California 94303

                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 24, 2001
                             ----------------------

                                 PROXY STATEMENT
                              ---------------------

     This Proxy Statement and the accompanying proxy card are being mailed on or about August 3, 2001 in connection with the solicitation of proxies by the Board of Directors of Teknowledge Corporation, a Delaware Corporation, (the "Company") for use at the 2001 Annual Meeting of Stockholders of the Company to be held on Friday, August 24, 2001 or any adjournment thereof, for purposes set forth in the accompanying Notice of Annual Meeting.

     The cost of soliciting proxies will be borne by the Company, in addition to soliciting stockholders by mail through its regular employees. The Company will request banks, brokers, custodians, nominees and other fiduciaries to solicit customers who have stock in the Company registered in the names of such persons and will reimburse them for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation

     Only  holders  of the  Company's  Common  Stock,  par value  $.01 per share
("Common Stock"), of record at the close of business on June 15, 2001 will be entitled to vote at the 2001 Annual Meeting. On that date, there were outstanding 5,690,835 shares of Common Stock, all of which are entitled to vote with respect to all matters to be acted upon at the 2001 Annual Meeting.

     Shares of Common Stock may be voted by stockholders in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held on the proposals presented in this Proxy Statement. The Company's By-laws provide that a majority of all of the shares of the stock entitled to vote, whether present in person, or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Any person giving a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company or by attending the meeting and voting in person. The presence at the 2001 Annual Meeting of a stockholder who has signed a proxy will not in itself revoke that proxy.

     All shares of Common Stock represented by a properly completed proxy received prior to the taking of any vote at the 2001 Annual Meeting will be voted as directed therein. If no direction is made on the proxy, shares represented by the proxy will be voted "FOR" (i) the election of Dr. Larry E. Druffel and James C. Workman to serve as Class I directors for a three-year term; and (ii) the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ended December 31, 2001. The Board of Directors knows of no other matters, which are to be brought before the 2001 Annual Meeting. If any other matter properly comes before the 2001 Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the 2001 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment.

Your vote is important. We urge you to sign, date and mail your proxy card promptly to make certain that your shares will be voted at the meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors currently consists of six members: Neil A. Jacobstein, Dr. Larry E. Druffel, Ivan Lustig, General Robert T. Marsh (Ret.), Benedict O'Mahoney, and James C. Workman. Ivan Lustig was elected to the Board in March 2001, which increased the size of the Board from five to six members. The Board of Directors is comprised of three classes of directors, each class consisting as nearly as possible of one-third of the Board, with one class of the Board being elected each year. At each annual meeting thereafter, nominees for directors in the class whose term is expiring are voted upon, and upon election, such director would serve a three-year term.

     At the 2000 Annual Meeting, Gen. Robert T. Marsh was elected as a Class III director to serve a three-year term. At the 1999 Annual Meeting, Neil A. Jacobstein and William G. Roth were elected as Class II directors to serve a three-year term. Subsequent to the 1999 election, William G. Roth resigned his position on the Board and was replaced by Benedict O'Mahoney. At the 2001 Annual Meeting, the terms of the Class I directors will expire. Dr. Larry E. Druffel and James C. Workman are management's nominees for Class I directors, to be elected for a three-year term and until their successors are duly elected and qualified. If either of the nominees decline to serve or become unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Company may designate.


                                                        Positions                         Director
          Name                               Age        With the Company                  Since
          ----                               ---        ----------------                  ----------
Class I Directors nominated for election at the 2001 Annual Meeting

          Dr. Larry E. Druffel                60        Director                          1997
          James C. Workman                    58        Director                          1992

Class II Directors whose term expires at the 2002 Annual Meeting

          Neil A. Jacobstein                  46        Chairman of the Board,            1993
                                                        President and CEO
          Benedict O'Mahoney                  41        V.P. Adm., Corp Counsel           1999


                                                        Positions                         Director
          Name                               Age        With the Company                  Since
          ----                               ---        ----------------                  ----------
Class III Directors whose term expires at the 2003 Annual Meeting

          Gen. Robert T. Marsh                76        Director                          1987
          Ivan L. Lustig                      42        Director                          2001

Class I Nominees for a Term Expiring in 2001

     Dr. Larry E. Druffel. Dr. Druffel, 60, was appointed to the Board of Directors in April 1997. Since 1996, he has served as President and a Director of the South Carolina Research Authority (SCRA), a public non-profit organization. He holds a doctorate degree in computer science from Vanderbilt University and a master's degree in computer science from the University of London, and was a director of the Software Engineering Institute at Carnegie-Mellon University from 1986 to 1996. He also served on the Board of Rational Software Corp. from 1986 to 1993. He is Chairman of the Board of the Advanced Technology Institute, and a member of the Board of the South Carolina Technology Alliance, both private non-profit corporations; and a director of Knowledge Sentry, a Greenville South Carolina Company since 2000. He served as Director of Computer Software and Systems, Office of Deputy Undersecretary of Defense for Research and Advanced Technology, Washington, DC.

     James C. Workman. Mr. Workman, 58, has served on the Board since October 20, 1992. He was appointed Chairman of the Board, Chief Executive Officer and President of the Company on an interim basis effective October 20, 1992, however, with the appointment of Dr. Hayes-Roth and Mr. Jacobstein to executive positions in 1993, Mr. Workman resigned from his interim executive officer position but retained a seat on the Board. Mr. Workman is active in several community organizations in Wisconsin. He is a member of the Executive Council and Board of Trustees of the Diocese of Fond Du Lac. His primary employment is as a self-employed attorney/consultant. Mr. Workman is Chairman of the Human Resources Committee.

Continuing Class II Directors for a Term Expiring in 2002

     Neil A. Jacobstein. Mr. Jacobstein, 46, has served as Chairman of the Board, Chief Executive Officer and President of Teknowledge since November 22, 1999. He served as President and Chief Operating Officer and a Director of the Company from January 1993 to November 22, 1999. After joining Teknowledge in 1984, Mr. Jacobstein was promoted over a nine year period to: Senior Knowledge Engineer, Manager of the Research and Advanced Development Group, Vice President and General Manager of Research and Advanced Systems Development, and Vice President and General Manager of the Knowledge Systems Division. Mr. Jacobstein initiated Teknowledge's eCommerce business unit in 1996. In 1998, he was appointed to the Technology Advisory Board of the U.S. Army's Simulation, Training, and Instrumentation Command (STRICOM). Prior to joining Teknowledge, Mr. Jacobstein was a Graduate Research Intern and consultant at Xerox PARC, and a Research Associate at CBNS. Since 1992, he has served as the Chairman of the Board of Directors of the Institute for Molecular Manufacturing, a nonprofit organization. He serves as a Director of GlobalStake.com. In 1999, Mr. Jacobstein was elected a Henry Crown Fellow in the Aspen Institute's executive leadership program.

     Benedict O'Mahoney. Mr. O'Mahoney, 41, is Vice President, Administration and Legal Affairs of the Company. Mr. O'Mahoney was elected to the Board in November 1999. Mr. O'Mahoney joined the Company in 1996 as Corporate Counsel. From 1991 to 1996, Mr. O'Mahoney practiced intellectual property law and he served as General Counsel for Slatt Mortgage Company from 1988 to 1995. Mr. O'Mahoney serves on the Board of Directors of the Virtual Reality Education Foundation, a nonprofit organization.

Continuing Class III Directors for a Term Expiring in 2003

     Ivan Lustig. Mr. Lustig, 42, was elected to the Board in March 2001. Mr. Lustig has served as Managing Director and Head of Media Investment Banking of ABN AMRO Inc. since 1999. Prior to that time he spent 11 years at Schroder & Co., the last four years as Managing Director and Head of US Media and Communications Investment Banking. Before joining Schroder & Co., he was Vice President at L.F. Rothschild & Co., Inc. Mr. Lustig is a Trustee of the American

Museum of the Moving Image and a member of the Socrates Society of the Aspen Institute. Mr. Lustig holds a B.S., Master of Engineering, and M.B.A degrees from Cornell University.

     General Robert T. Marsh. General Marsh (Retired), 76, was elected a director of American Cimflex Corporation (a predecessor to the Company) in 1987. He served as Chairman of the Board of Thiokol Corporation until his retirement in 1991. On April 20, 2001, General Marsh retired as Executive Director of the Air Force Aid Society, a non-profit charitable organization serving the Air Force community, a position he had held since 1995. In 1997 he served as Chairman of the President's Commission on Critical Infrastructure Protection. General Marsh joined the Board of SI International in December 1998 and continues to serve on the Board. General Marsh also serves on the Board of Comverse Infosys Technologies, Inc. and he is a trustee emeritus of MITRE Corporation. General Marsh is Chairman of the Company's Finance and Audit Committee.

Vote Required

     If a quorum is present and voting, the two nominees for Class I Directors receiving the highest number of votes will be elected directors. Abstentions will have no effect on the vote. It is intended that shares represented by the enclosed form of proxy will be voted "FOR" the election of the nominees identified above, unless otherwise directed.

Board Recommendation

The Board of Directors recommends that the Company's stockholders vote "FOR" the election of Mr. Druffel and Mr. Workman.

Committees and Meetings

     The Board of Directors of Teknowledge has two standing committees: the Finance and Audit Committee and the Human Resources Committee. The Board of Directors has no standing nominating committee.

     The primary responsibility of the Finance and Audit Committee is to oversee the annual audit of the Company and to monitor the Company's internal accounting controls and procedures. The Finance and Audit Committee also reviews with the independent public accountants the scope and results of their annual audit, including their audited financial statements. The current members of the Finance and Audit Committee are Messrs. Druffel, Marsh, and Workman. The Finance and Audit Committee held one meeting in 2000.

     The Human Resources Committee serves as the Compensation Committee and is responsible for assuring that executive officers and other key personnel of the Company are effectively compensated in terms of salary, incentive compensation and benefits. The current members of the Human Resources Committee are Messrs. Druffel, Marsh, and Workman. The Human Resources Committee held one meeting in 2000.

     The Company's Board of Directors held six meetings during 2000. In 2000, all members of the Board of Directors attended more than 75% of the meetings of the Board of Directors and the committees on which they served.

Directors' Compensation

     Directors' Fees. Each non-employee member of the Board of Directors receives cash compensation totaling $10,000, which is paid in quarterly increments of $2,500. Effective April 1, 2001, the Board elected to receive quarterly compensation in Common Stock of the Company in lieu of cash. In addition to their regular compensation, directors are entitled to be reimbursed for related travel, lodging, and other expenses in attending board and committee meetings.

     Directors' Option Plan. The Company maintains a stock option plan for non-employee directors. The Directors' Option Plan, as amended at the 1995 Annual Meeting of Stockholders, provides that each Eligible Director shall be granted, on the date such director becomes an Eligible Director, an initial option to purchase 3,000 shares of Common Stock, and on the date of each annual meeting thereafter, each continuing Eligible Director shall be granted an additional option to purchase 3,000 shares of Common Stock. Options to purchase 68,000 shares of Common Stock, net of cancellations, have been granted since the inception of the Directors' Option Plan and 32,000 shares remain to be granted.

     For information regarding the compensation of executives see "Summary Compensation."

Executive Officers

     The  following  is  certain  information   regarding  the  Company's  other
executive officer who is not a member of the Board of Directors.

     Dennis A. Bugbee, 54, has served as Vice President of Finance, CFO, and Secretary for the Company since April 2000. Mr. Bugbee joined the Company in 1990 as the Division Controller for the Knowledge Systems Division in Palo Alto, California. He was promoted to Director of Finance in March 1993 and shortly thereafter to the positions of Treasurer and Corporate Secretary. Prior to joining the Company, Mr. Bugbee held the position of Accounting Manager with TRW's Space and Defense Sector.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the accounting firm of Arthur Andersen LLP as independent public accountants to examine and report upon the Company's consolidated financial statements for the year ended December 31, 2001, and has directed that this selection be submitted to the stockholders for ratification at the 2001 Annual Meeting. Arthur Andersen LLP has acted in such capacity since its appointment during fiscal year ending December 31, 1994. Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the By-Laws or otherwise. If the stockholders do not ratify the selection of Arthur Andersen LLP, the Board of Directors will reconsider the selection of independent public accountants for the Company.

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by Arthur Andersen LLP.

      Audit Fees                                                        $117,700
      Financial Information Systems Design & Implementation Fees              --
      All Other Fees                                                     $19,250

     The Finance and Audit Committee has considered the role of Arthur Andersen LLP in providing consulting, tax services and other non-audit services to the Company and has concluded that such services are compatible with Arthur Andersen's independence as the Company's auditors.

     Representatives of Arthur Andersen LLP are expected to be present at the 2001 Annual Meeting and will have the opportunity to make a statement if they desire. The representatives will also be available to respond to appropriate questions from the stockholders. The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum representing a majority of all the attending shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal.

Board Recommendation

The Board of Directors recommends that the Company's stockholders vote "FOR" the
ratification   of  the  selection  of  Arthur  Andersen  LLP  as  the  Company's independent public accountants for the fiscal year ending December 31, 2001.

                    REPORT OF THE FINANCE AND AUDIT COMMITTEE

     The Finance and Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Arthur Andersen is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

     The Finance and Audit Committee consists of three directors each of whom, in the judgment of the Board, is an "independent director" as defined in the listing standards for The Nasdaq Stock Market. The Finance and Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. [A copy of this charter is attached to this Proxy Statement as Appendix A.]

     The Committee has discussed and reviewed with the auditors all matters required to be discussed Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Arthur Andersen, with and without management present, to discuss the overall scope of Arthur Andersen's audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

     The Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

     Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

FINANCE AND AUDIT COMMITTEE

Larry E. Druffel
Robert T. Marsh (Chairman)
James C. Workman

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of Common Stock as of June 1, 2001 by persons known to the Company to own beneficially more than 5% of the Common Stock, by each of the directors of the Company, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.

   -----------------------------------------------------------------------------------------------------------------
   Name and Address of                                 Common Stock Owned
   Beneficial Owner(1)                                   Beneficially(2)                   Percent of Class
   -----------------------------------------------------------------------------------------------------------------
   Mark J. Hanna                                            385,000(4)                            6.8%
   3800 S. Ocean Dr.
   Hollywood, FL 33019

   Dennis A. Bugbee(3)                                       69,098(5)                           1.21%

   Larry E. Druffel(3)                                       20,000(6)                              *

   Frederick Hayes-Roth                                     542,552(7)                            9.5%
   1810 Embarcadero Road
   Palo Alto, CA 94303

   Neil A. Jacobstein(3)                                    700,857(8)                           12.3%

   Ivan L. Lustig(3)(9)                                           --                               --

   Robert T. Marsh(3)                                        22,000(10)                             *

   Benedict O'Mahoney(3)                                     31,666(11)                             *

   James C. Workman(3)                                       22,000(12)                             *

   All Directors and Executive Officers of the              865,621(13)                          15.2%
   Company as a Group (7 Persons)
   -----------------------------------------------------------------------------------------------------------------

*    Less than 1%

(1) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2) All share numbers have been adjusted to give effect to a one-for-five reverse stock split on December 22, 1998. Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.

(3) The address of all directors and executive officers is the Company's Executive Offices located at 1810 Embarcadero Road, Palo Alto, California 94303.

(4) The information concerning the Common Stock owned beneficially by Mark J. Hanna was obtained from a Schedule 13G filed with the Securities and Exchange Commission on June 14, 2001.

(5) Includes 22,916 shares, which may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2001.

(6) Includes 12,000 shares, which may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2001.

(7) Dr. Hayes-Roth resigned his positions as Chairman and CEO of Teknowledge on November 22, 1999. The information concerning the Common Stock owned beneficially by Dr. Hayes-Roth was obtained from a Form 4 filed with the Securities and Exchange Commission on March 28, 2000.

(8) Mr. Jacobstein has exercised all of his stock options. Includes 20,000 shares owned by Mr. Jacobstein's spouse; however, Mr. Jacobstein disclaims beneficial ownership.

(9) Ivan Lustig was elected to the Board on March 12, 2001. Mr. Lustig received a grant to purchase 3,000 shares on his election to the Board that may be exercised one year from the date of the grant.

(10) Includes 22,000 shares, which may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2001.

(11) Includes 24,666 shares, which may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2001.

(12) Includes 18,000 shares, which may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of June 1, 2001. Mr. Workman's spouse owns 4,000 shares beneficially.

(13) Includes options for 99,582 shares, which are currently exercisable or will become exercisable within 60 days of June 1, 2001.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

     The following table sets forth the cash compensation paid to the Chief Executive Officer and the two most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for all services to the Company in the years ended December 31, 2000, 1999, and 1998.

                           SUMMARY COMPENSATION TABLE

                                                                           Annual Compensation
------------------------------------------------------------------------------------------------------------------

Name and Principal Position                                  Year             Salary               Bonus
                                                                               $(1)                 $(2)
------------------------------------------------------------------------------------------------------------------
Neil Jacobstein, Chair, Pres, CEO(3)                         2000            205,040              114,000
Neil Jacobstein, Chair, Pres, CEO(3)                         1999            162,770               64,891
Neil Jacobstein, Pres, COO                                   1998            152,784               97,585

Benedict O'Mahoney, VP Adm&Legal                             2000            126,800               25,087
Benedict O'Mahoney, VP Adm&Legal                             1999            107,086               36,710
Benedict O'Mahoney, VP Adm&Legal                             1998             93,608               16,700

Dennis Bugbee, VP and CFO(4)                                 2000            134,162               16,061
Dennis Bugbee, Director of Finance                           1999            116,383               12,843
Dennis Bugbee, Director of Finance                           1998            109,172                9,000
------------------------------------------------------------------------------------------------------------------

(1)  Includes 401(k) deferred compensation and 5% Company matching provision.

(2) The bonuses set forth in this column are generally paid after the conclusion of the annual audit following the year to which they relate.

(3) Mr. Jacobstein was elected Chairman of the Board and Chief Executive Officer on November 22, 1999.

(4)  Mr. Bugbee was appointed Vice President Finance and CFO on April 14, 2000

Stock Option Grants and Exercises in 2000

The following tables set forth information regarding the value of options held by the executive officers named in the Summary Compensation Table at December 31, 2000. A total of 628,500 options were granted to employees in 2000.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

--------------------------------------------------------------------------------------------------------------------
                                                Number of        % of Total Options
                                               Securities              Granted
                                               Underlying           to Employees      Exercise or
                                             Options Granted       in Fiscal Year      Base Price     Expiration
Name                                               (#)                   (%)              ($/Sh)           Date
--------------------------------------------------------------------------------------------------------------------
Neil Jacobstein, Chair, Pres, CEO                      --                --                  --               --
--------------------------------------------------------------------------------------------------------------------
Benedict O'Mahoney, VP Adm&Legal                   27,000               4.2%               3.81         11/23/09
--------------------------------------------------------------------------------------------------------------------
Dennis Bugbee, VP and CFO                          20,000               3.1%               3.81         11/23/09
--------------------------------------------------------------------------------------------------------------------

(1) Generally, the right to exercise an option under the Company's 1998 Stock Option Plan (the "Option Plan") vests in quarterly increments over a four-year period commencing on the date of grant. The Option Plan permits the grant of both incentive stock options within the meaning of Section 422 of the Internal Revenue Code, as amended, and nonstatutory stock options. The exercise price of incentive stock options must at least equal the fair value of the Common Stock of the Company on the date of grant. The exercise price of nonstatutory stock options must equal at least 85% of the fair market value of the Common Stock of the Company on the date of grant. The exercise price of options granted to any person who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary corporations must be at least 110% of the fair market value of the Common Stock on the date of grant and term of such options cannot exceed ten years.

            AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                              YEAR-END OPTION VALUE

     The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended December 31, 2000, and unexercised options held as of December 31, 2000, by the persons named in the summary compensation table above.

----------------------------------------------------------------------------------------------------------------------
                                                                              Number of
                                                                              Securities       Value of Unexercised
                                                                              Underlying       In-the-Money Options
                                                  Shares                  Unexercised Options          at FYE
                                                Acquired       Value            at FYE            (Exercisable/
                                               on Exercise    Realized       (Exercisable/         Unexercisable)
Name                                               (#)           (1)         Unexercisable)             (2)
----------------------------------------------------------------------------------------------------------------------
Neil Jacobstein, Chair, Pres, CEO                390,854     $1,570,793          --/--                 --/--
----------------------------------------------------------------------------------------------------------------------
Benedict O'Mahoney, VP Adm &Legal                   --            --         21,333/50,667             --/--
----------------------------------------------------------------------------------------------------------------------
Dennis Bugbee, VP and CFO                           --            --         19,583/45,417             --/--
----------------------------------------------------------------------------------------------------------------------

(1) The value realized upon exercise is the difference between the exercise price and the closing bid price at the close of business on the date the stock is exercised.

(2) The value of unexercised in-the-money options is determined by multiplying the number of shares under the option by the difference between the December 31, 2000 closing price of $1.69 and the grant price. None of the options granted to executives were in-the-money as of December 31, 2000.

Employment Contracts and Termination of Employment and Change of Control Arrangements

     Neil Jacobstein, Chairman of the Board, Chief Executive Officer, and President, has an employment agreement with the Company that provides for an annual base salary of $195,000. In May 2001, in light of prevailing general market conditions, Mr. Jacobstein recommended to the Teknowledge Board of Directors that they freeze his base salary for the time being. The Board agreed to not implement a planned 2001 salary increase for Mr. Jacobstein. Mr. Jacobstein's employment agreement includes an incentive compensation plan that provides for additional compensation when certain target objectives are achieved in six strategic categories that have been determined and assessed by the Board of Directors to a maximum of 120% of his annual base salary. Mr. Jacobstein has not accumulated incentive stock options for several years. Mr. Jacobstein earned a bonus in 2000 of $120,892 to be paid in 2001. In addition to his earned 2000 bonus, Mr. Jacobstein received compensation of $114,000 as a consequence of his consolidating the roles of Chairman, President, and Chief Executive Officer of the Company in November 1999.

This consolidation of roles resulted in a considerable net savings to Teknowledge. Mr. Jacobstein has a severance package that entitles him to severance benefits equal to his most recent twelve-month salary and bonus. In the event of a change of control, defined as any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, Mr. Jacobstein will be entitled to severance benefits to include: (i) full accrued salaries and vacation pay, (ii) accrued incentive compensation awarded or determined to be awarded by the Board of Directors, (iii) insurance coverage,
(iv) retirement benefits and (v) a lump sum severance payment equal to two times total cash compensation.

Related Party Transactions

     In November 1999, Teknowledge agreed to provide seed money for a new web-based company, GlobalStake.com, which was spun off from Teknowledge Corporation. GlobalStake.com began by offering full service, discounted consumer real estate transactions on the Internet, but in December 2000 it modified its strategy to focus on a business-to-business model for conducting commercial real estate mortgages. The Company has reviewed the revised business plan and cash flow projections of GlobalStake.com, and has determined that its investment has not been impaired. However, as GlobalStake.com is a business with limited cash and all the associated risks of a start-up business, its success is dependent on market demand for mortgage loans, fluctuations in interest rates, the ability to hire qualified brokers, the ability to secure mortgage-financing sources and to negotiate a competitive arrangement. The Company intends to periodically review performance of GlobalStake.com in accordance with the business plan and SFAS121.

     To Date Teknowledge has provided: (1) approximately $1,134,000 (including approximately $923,000 during 2000- see details below) in cumulative seed cash and services; (2) the proprietary information and technology developed in support of the GlobalStake.com business plan; and (3) licenses to practice Teknowledge's patent portfolio.

     The Company's CEO maintains one out of six seats on the Board of Directors of GlobalStake.com and owns approximately 12% of the common shares at December 31, 2000 and 7.4% on a fully diluted basis. These are non-voting shares.

     The Company's investment in GlobalStake.com during 2000 of approximately $923,000 was in the form of funding GlobalStake.com payroll and operating expenses ($572,000) as well as consulting services rendered by the Company at normal billing rates ($351,000).


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on the Company's review of such forms, furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors, and more than 10% stockholders were in compliance with government regulations.

ADDITIONAL INFORMATION

Methods and Expenses of Solicitation

     The cost of solicitation of the enclosed form of proxy will be borne by the Company. Solicitation will be made primarily through the use of the mail, although directors, officers and employees of the Company may, for no additional compensation, solicit proxies personally, by mail, by telephone, or by facsimile. Upon request, the Company will reimburse banks, brokers, and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxy materials to beneficial owners and obtaining their proxies.

Submission of Stockholder Proposals

     The Company must receive proposals for action at the 2002 Annual Meeting of Stockholders at its offices at 1810 Embarcadero Road, Palo Alto, California 94303, no later than March 22, 2002. Any such submission must conform to the regulations of the Securities and Exchange Commission concerning stockholder proposals.

Annual Report

     Accompanying this Proxy Statement is a copy of the Company's Annual Report for the year ended December 31, 2000. A complete copy of the 10-KSB (without exhibits) as filed with the Securities and Exchange Commission, including the financial statements and the financial statement schedules, can be obtained without charge from the Company upon receipt of a written request from the security holder addressed to the Secretary. The Company will also furnish a copy of any exhibit included in the 10-KSB upon payment of a $5.00 fee and receipt of a written request for such exhibit. The written request should be directed to Dennis Bugbee, Secretary, Teknowledge Corporation, 1810 Embarcadero Road, Palo Alto, California 94303.

Other Matters

     The Board of Directors knows of no other business that will be presented in the meeting. If matters other than those described herein should properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   Appendix A

                                     CHARTER
              FINANCE AND AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                             TEKNOWLEDGE CORPORATION

                                 August 9, 2000

PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by: (1) serving as an independent and objective party to monitor the Corporation's financial reporting processes and internal control system, and (2) reviewing and appraising the audit efforts of the Corporation's independent accountants and internal accounting department. The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV, of this Charter.

COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom hall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. A director will not be judged independent if any of the following conditions exist:

     o A director who is employed by the corporation or any of its affiliates for the current year or any of the past three years

     o A director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year

     o A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer

     o A director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee

     o A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The members of the Committee will elect a Chair by majority vote of Audit Committee.

MEETINGS

The Audit Committee shall meet at least once annually, or more frequently as circumstances dictate. Members of the Committee may fulfill most of these requirements as regular members of the Board, which meets at least four times per year.

RESPONSIBILITIES AND DUTIES


To fulfill its responsibilities and duties the Audit Committee shall:

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the Company's financial reporting processes to ensure that they meet legal and SEC requirements.

     3.   Review  the  Company's  internal  financial  control  system  with the
          independent   financial  accountants  to  ensure  that  the  Company's
          controls are sufficient and its assets are properly protected.

     4. On an annual basis, the Committee should review the independence of the Company's independent financial accountants, including a review of a written statement from the accountants that they are free from any conflicts of interests with respect to the Company.

     5. On an annual basis, the Committee should review the performance of the Company's independent financial accountants, including their responsiveness to questions, quality of financial advice and business judgment. The Committee should approve any proposed discharge of the independent accountants when circumstances warrant.

     6. Conduct an annual review with the independent accountants out of the presence of management about internal financial controls and the accuracy of the organization's financial statements.

     7. Recommend any changes or improvements in financial or accounting practices that may be needed to assure adequate financial reporting and controls.

                             TEKNOWLEDGE CORPORATION

                              1810 Embarcadero Road
                           Palo Alto, California 94303
           Proxy for Annual Meeting of Stockholders on August 24, 2001
           This Proxy is Solicited on Behalf of the Board of Directors

     The Undersigned hereby appoints Neil Jacobstein and Dennis Bugbee, and each or either of them as proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote all the shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Teknowledge Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on August 24, 2001, commencing at 10:00 a.m., local time, at the Company's executive offices located at 1810 Embarcadero Road, Palo Alto, California or any adjournment of postponement thereof (1) as hereafter specified upon the proposals listed below and as particularly described in the Company's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

     he undersign hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report for the fiscal year ended December 31, 2000.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
--------------------------------------------------------------------------------
         Please mark
         votes as in
         this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no directions are specified, this Proxy will be voted FOR Proposals 1 and 2.

1. Election of Directors:

The Board has nominated Dr. Larry E. Druffel and James C. Workman as Class I directors to serve a term of three years or until his successors are duly elected and qualified.

                                      For         Withhold
Nominee: Dr. Larry E. Druffel         [_]           [_]

                                      For         Withhold
Nominee: James C. Workman             [_]           [_]


2. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

                                      For         Against        Abstain
                                      [_]           [_]            [_]


--------------------------------------------------------------------------------

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as the name(s) appear on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign the Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation holds shares of stock, the president or other authorized officer, on behalf of the corporation, should execute the Proxy. If a partnership, the Proxy should be executed in the partnership name by an authorized individual.


Signature: _______________       Date __________

Signature: _______________       Date __________

                   Mark Here
                   For Address
                   Change and
                   Note Below.

Please complete, date, sign and mail this proxy in the enclosed postage prepaid envelope.